INTANGIBLE ASSETS, NET (Details 1) - USD ($)	Sep. 30, 2024	Mar. 31, 2024
INTANGIBLE ASSETS, NET
2025	$ 380,000
2026	380,000
2027	380,000
2028	158,333
Total	$ 1,298,333	$ 1,488,333